ENTERED
12/17/2012

**IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION**

IN RE:	§	**CASE NO. 12-32024-H3-7**
	§	
POWER3 MEDICAL PRODUCTS, INC.	§	
	§	**(Chapter 7)**
DEBTOR	§	

**ORDER AUTHORIZING SALE OF INTELLECTUAL PROPERTY
FREE AND CLEAR OF LIENS, CLAIMS AND ENCUMBRANCES**

CAME ON for consideration Trustee's Motion Sell Intellectual Property Free and Clear of All Liens, Claims and Encumbrances Pursuant to 11 U.S.C. § 363(f), and Trustee having represented that all parties were properly noticed and no objections were filed, the Court finds that good cause exists to authorize sale as provided herein, it is therefore

ORDERED that Trustee is hereby authorized to sell the estate's interest in the intellectual property more specifically listed on Exhibits "A" and "B" attached hereto to Amarantus Biosciences, Inc. ("Amarantus"), if any, as is and without warranty, for the sale price of $40,000.00 plus retention of the estate's Amarantus stock which may be liquidated by the Trustee at any time thereafter; it is further

ORDERED that such sale shall be made free and clear of liens, claims and encumbrances, with any such liens, claims and encumbrances determined to be valid attaching to the proceeds of sale pursuant to 11 U.S.C. § 363(f); it is further

ORDERED that, as evidenced by the signature below, Amarantus and its principals shall not liquidate any Amarantus stock without thirty days notice to the Trustee, until the Trustee has liquidated the estate's Amarantus stock; it is further

ORDERED that Amarantus shall provide reasonable assistance to the Trustee in liquidating the estate's Amarantus stock if requested by the Trustee.

DATED: Dec 17, 2012.

UNITED STATES BANKRUPTCY JUDGE

APPROVED AS TO FORM
AND ENTRY REQUESTED:

Timothy L. Wentworth
CAGE. HILL & NIEHAUS LLP
Texas State Bar No. 21179000
5851 San Felipe, Suite 950
Houston, Texas 77057
(713) 789-0500
(713) 974-0344 fax
ATTORNEYS FOR LOWELL T.
CAGE, TRUSTEE

Amarantus Biosciences, Inc.
By its: President & CEO

EXHIBIT "A"

028788/0268 PAGE 2

APPLICATION NUMBER: 10931333 FILING DATE: 09/01/2004
PATENT NUMBER: ISSUE DATE:
TITLE: ACETYL-LDL RECEPTOR AS A BIOMARKER FOR BREAST CANCER

APPLICATION NUMBER: 11038753 FILING DATE: 01/19/2005
PATENT NUMBER: ISSUE DATE:
TITLE: ACETYL-LDL RECEPTOR RELATED PROTEINS AND PEPTIDES AS A BIOMARKER FOR NEURODEGENERATIVE DISEASE

APPLICATION NUMBER: 11038754 FILING DATE: 01/19/2005
PATENT NUMBER: ISSUE DATE:
TITLE: FK506-BINDING PROTEIN 7 RELATED PROTEIN AS A BIOMARKER FOR NEURODEGENERATIVE DISEASE

APPLICATION NUMBER: 11039005 FILING DATE: 01/19/2005
PATENT NUMBER: ISSUE DATE:
TITLE: 2'-5'-OLIGOADENYLATE SYNTHETASE LIKE PROTEIN AS A BIOMARKER FOR NEURODEGENERATIVE DISEASE

APPLICATION NUMBER: 11039600 FILING DATE: 01/19/2005
PATENT NUMBER: ISSUE DATE:
TITLE: TRIM 5 RELATED PROTEIN AS A BIOMARKER OF NEURODEGENERATIVE DISEASE

APPLICATION NUMBER: 11172219 FILING DATE: 06/29/2005
PATENT NUMBER: ISSUE DATE:
TITLE: DIFFERENTIAL PROTEIN EXPRESSION PATTERNS RELATED TO DISEASE STATES

APPLICATION NUMBER: 11179740 FILING DATE: 07/12/2005
PATENT NUMBER: ISSUE DATE:
TITLE: ANTIBODY-BASED SYSTEM FOR DETECTION OF DIFFERENTIAL PROTEIN EXPRESSION PATTERNS

APPLICATION NUMBER: 11411659 FILING DATE: 04/26/2006
PATENT NUMBER: ISSUE DATE:
TITLE: ASSAY FOR NEUROMUSCULAR DISEASES

APPLICATION NUMBER: 11487715 FILING DATE: 07/17/2006
PATENT NUMBER: ISSUE DATE:
TITLE: ASSAY FOR ALS AND ALS-LIKE DISORDERS

APPLICATION NUMBER: 11503881 FILING DATE: 08/14/2006
PATENT NUMBER: ISSUE DATE:
TITLE: ASSAY FOR DIFFERENTIATING ALZHEIMER'S AND ALZHEIMER'S-LIKE DISORDERS

APPLICATION NUMBER: 11507337 FILING DATE: 08/21/2006
PATENT NUMBER: ISSUE DATE:
TITLE: ASSAYS FOR DIAGNOSIS EMPLOYING BLOOD SERUM PROTEIN BIOMARKERS BETWEEN PARKINSON'S AND PARKINSON'S-LIKE DISEASE

APPLICATION NUMBER: 11635281 FILING DATE: 12/07/2006
PATENT NUMBER: ISSUE DATE:
TITLE: TWELVE (12) PROTEIN BIOMARKERS FOR DIAGNOSIS AND EARLY DETECTION OF BREAST CANCER

APPLICATION NUMBER: 11731019 FILING DATE: 03/29/2007
PATENT NUMBER: ISSUE DATE:
TITLE: ACTIN PROTEINS AS BIOMARKERS FOR INDICATION AND TARGETING OF RESISTANCE AND SENSITIVITY TO AN ABL KINASE INHIBITOR IN PATIENTS WITH CHRONIC MYELOGENOUS LEUKEMIA

APPLICATION NUMBER: 11897078 FILING DATE: 08/29/2007
PATENT NUMBER: ISSUE DATE:
TITLE: COMPLEMENT FACTOR H PROTEIN AS A BIOMARKER OF PARKINSON'S DISEASE

APPLICATION NUMBER: 11899212 FILING DATE: 09/05/2007
PATENT NUMBER: ISSUE DATE:
TITLE: APOLIPOPROTEIN E3 PROTEIN AS A BIOMARKER OF NEURODEGENERATIVE DISEASE

APPLICATION NUMBER: 12217885 FILING DATE: 07/08/2008
PATENT NUMBER: ISSUE DATE:
TITLE: MULTIPLE FORMS OF ALZHEIMER'S DISEASE BASED ON DIFFERENCES IN CONCENTRATIONS OF PROTEIN BIOMARKERS IN BLOOD SERUM

APPLICATION NUMBER: 12313136 FILING DATE: 11/17/2008
PATENT NUMBER: ISSUE DATE:
TITLE: IDENTITIES, SPECIFICITIES, AND USE OF TWENTY TWO (22) DIFFERENTIALLY EXPRESSED PROTEIN BIOMARKERS FOR BLOOD BASED DIAGNOSIS OF BREAST CANCER

APPLICATION NUMBER: 12313139 FILING DATE: 11/17/2008
PATENT NUMBER: ISSUE DATE:
TITLE: ISOFORM SPECIFICITIES OF BLOOD SERUM PROTEINS AND THEIR USE AS DIFFERENTIALLY EXPRESSED PROTEIN BIOMARKERS FOR DIAGNOSIS OF BREAST CANCER

APPLICATION NUMBER: 12802630 FILING DATE: 06/10/2010
PATENT NUMBER: ISSUE DATE:
TITLE: DIAGNOSIS OF PARKINSON'S DISEASE

028788/0268 PAGE 4

APPLICATION NUMBER: 09088329 FILING DATE: 06/01/1998
PATENT NUMBER: 6148297 ISSUE DATE: 11/14/2000
TITLE: HEALTH CARE INFORMATION AND DATA TRACKING SYSTEM AND METHOD

MARY BENTON, EXAMINER
ASSIGNMENT SERVICES BRANCH
PUBLIC RECORDS DIVISION

EXHIBIT "B"

(1) Patent No. 12/802,630 – Diagnosis of Parkinson's Disease

(2) Patent No. 13/118,175 – Assays for diagnosis and therapeutics... ALS and PD

(3) Patent No. 12/069,807 – 47 Protein Biomarkers for Neurodegenerative Diseases

(4) Patent No. 12/804,868 – Assays for ALS and ALS-like disorders

(5) Patent No. 13/153,669 – Diagnosis of Alzheimer's Disease